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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): August 14, 2006

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                1-11152                      23-1882087
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                  19406-1409
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement
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Effective August 14, 2006, InterDigital Communications Corporation (the
"Company") granted performance-based vesting restricted stock units ("RSUs") to all executives and a limited number of other senior management employees in exchange for the relinquishment of certain of the time based vesting RSUs previously granted to them under the Company's Long Term Compensation Plan. The exchange is intended to further enhance the alignment between compensation and shareholder value creation.

The time-based RSUs, which were scheduled to vest on January 1, 2008, were exchanged for RSUs that will vest, if at all, on January 15, 2008 based on the attainment of pre-determined performance goals involving the completion of 3G agreements having certain values and benefits to the Company. If less than 80% performance of the target goal is achieved, participants will receive no payout. If performance meets or exceeds 150% of the target goal, the payout will be three times the number of RSUs exchanged. The remaining 50% of the time-based vesting RSUs which were previously granted to the persons identified above under the Company's Long Term Compensation Program remain unchanged.

William J. Merritt, Chief Executive Officer; Bruce Bernstein, General Patent Counsel; Richard J. Fagan, Chief Financial Officer; Mark Lemmo, Senior Business Development & Product Management Officer; William K. Miller, Senior Programs & Product Management Officer, Lawrence F. Shay, General Counsel & Government Relations are among the executive officers participating in the exchange.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INTERDIGITAL COMMUNICATIONS CORPORATION


                                By: /s/ Lawrence F. Shay
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                                    Lawrence F. Shay
                                    General Counsel



Date: August 16, 2006

















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